                                                                EXHIBIT 10.14(f)

                    FIFTH AMENDMENT TO THE CREDIT AGREEMENT

          FIFTH AMENDMENT, dated as of April 7, 1999, among THE BON-TON DEPARTMENT STORES, INC. and THE BON-TON STORES OF LANCASTER, INC. (collectively, the "Borrowers"), the other Credit Parties party to the Credit Agreement referred to below, the Lenders party to such Credit Agreement and GENERAL ELECTRIC CAPITAL CORPORATION as Administrative Agent and Lender.

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, Adam, Meldrum & Anderson Co., Inc. have merged with and into The Bon-Ton Department Stores, Inc.; and

          WHEREAS, the parties hereto have entered into that certain Credit Agreement, dated as of April 15, 1997 (such Agreement, as amended, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement," and capitalized terms defined therein and not otherwise defined herein are used herein as therein defined); and

          WHEREAS, the Borrowers desire to have the Lenders amend certain provisions of the Credit Agreement; and

          WHEREAS, the Lenders have agreed to such amendment upon the terms and subject to the conditions provided herein; and

          WHEREAS, certain Lenders have assigned all or a portion of their interest in the Loans to certain other Lenders, which assignment shall have become effective immediately prior to the effectiveness of this amendment, and the Commitment of each Lender is set forth next to its signature herein.

          NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.  Amendment.  The Lenders, the Agents, the Borrowers and the
                      ---------
other Credit Parties hereby agree to the following amendments to the Credit
Agreement:

          (a) Section 1.3(b)(ii) is hereby amended by deleting the reference to "Section 6.8" on the third line thereof and inserting in lieu thereof "Section
------------                                                           -------
6.8(a)-(g)),".
----------

          (b) Section 1.5(a) is hereby amended by deleting the existing grid in its entirety and amending it as follows:

    "If Interest                                  Level of
     Coverage Ratio is:                           Applicable Margins:
     -----------------                            ------------------

     Greater than 4.5:1.0                                 I
     Greater than 4.0:1.0 but less than or equal to 4.49 II Greater than 3.5:1.0 but less than or equal to 3.99 III Greater than 2.75:1.0 but less than or equal to 3.49 IV
     Less than 2.74                                       V

                       Level I   Level II   Level III   Level IV   Level V
                       -------   --------   ---------   --------   -------
Applicable Revolver
Index Margin              0.00%      0.00%       0.25%      0.50%     0.75%

Applicable Revolver
LIBOR Margin              1.25%      1.50%       1.75%      2.00%     2.25%

Applicable L/C
Margin                    1.25%      1.50%       1.50%      1.50%     1.50%

Applicable Unused
Facility Fee              0.25%      0.25%      0.375%     0.375%    0.375%"

          (c) Section 6.3(a)(vii), relating to interest rate swaps, is hereby amended by deleting the words "$50 million" and inserting in lieu thereof "$100 million".

          (d) Section 6.4(b) is hereby amended by deleting ", other than to Heywood Wilansky as to whom such maximum shall be $1,000,000" and inserting in lieu thereof ", other than to Heywood Wilansky as to whom such maximum shall be $2,000,000".

          (e) (i) Section 6.8 is hereby amended by deleting the word "and" immediately prior to "(g)" and inserting a comma in lieu thereof, and adding the following clause (h) at the end of the first sentence:

         "and (h) the sale, transfer, conveyance or other disposition of Equipment, Fixtures or Real Estate by Borrowers in connection with the sale of a store location up to an aggregate amount equal to $30,000,000".

          (ii) The last sentence of section 6.8 is amended by deleting the word "and" between "clause (f)" and "clause (g)" and inserting a comma in lieu
               ----------       ----------
thereof, and inserting the words "and clause (h)" after "clause (g)".
                                  ----------         ----------

          (f) Section 9.2 is hereby amended as follows: (i) the first sentence is amended by deleting "GE Capital and FNBB are" and inserting in lieu thereof "GE Capital is", and by deleting ", respectively" and (ii) the third sentence is deleted in its entirety.

          (g) Section 9.4 is hereby deleted in its entirety and the following is inserted in lieu thereof:

          "GE Capital and its Affiliates.  With respect to its Commitments
           -----------------------------
          hereunder, GE Capital shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not Agent hereunder; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include GE Capital in its individual capacity. GE Capital and its Affiliates may lend money to, invest in, and generally engage in any kind of business with, any Credit Party, any of its Affiliates and any Person who may do business with or own securities of any Credit Party or any such Affiliate, all as if GE Capital was not Agent and without any duty to account therefor to Lenders. GE Capital and its Affiliates may accept fees and other consideration from any Credit Party for services in connection with this Agreement or otherwise without having to account for the same to Lenders. Each Lender acknowledges the potential conflict of interest between GE Capital as a Lender and GE Capital as Agent."


          (h) Section 11.14 is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

               "11.14  Press Releases  Each Credit Party executing this
                       --------------
          Agreement agrees that neither it nor its Affiliates will in the future issue any press releases or other public disclosure using the name of GE Capital or its Affiliates or referring to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby without at least two (2) Business Days' prior notice to GE Capital and without the prior written consent of GE Capital unless (and only to the extent that) such Credit Party or Affiliate is required to do so under law and then, in any event, such Credit Party or Affiliate will consult with GE Capital before issuing such press release or other public disclosure. Each Credit Party consents to the publication by Agents or any Lender of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement."

          (i) The definition of "Collateral Agent" in Annex A is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

               "Collateral Agent shall mean GE Capital or its successor
                ----------------
          appointed puruant to Section 9."

          (j) Clause (a) of the definition of "Commitment Termination Date" in Annex A is hereby amended by changing the date to "April 15, 2004".

          (k) The first clause (iii) and clause (iv) of the definition of "Fixed Asset Availability" in Annex A are hereby amended by deleting them in their entirety and inserting in lieu thereof the following:

          "and (iii) on March 1, 1999 and thereafter, up to 33 1/3% of Maximum Fixed Asset Availability."

          (l) Paragraph (a) of Annex B is hereby amended by changing the definition of "L/C Sublimit" to "Twenty-Five Million Dollars ($25,000,000)".

          (m)  Paragraph (d) of Annex B is hereby amended by deleting subsection
(y) in its entirety and inserting the following in lieu thereof:

          "(y) for each month during which any Letter of Credit Obligation shall remain outstanding, a fee (the "Letter of Credit Fee") in an amount
                                          --------------------
          equal to the Applicable L/C Margin set forth in Section 1.5(a) multiplied by the maximum amount available from time to time to be drawn under the applicable Letter of Credit."


          (n) Paragraph (e) of Annex B is hereby amended by inserting the following at the end of the first sentence:

          "; provided, however, that Borrower Representative need not obtain
             --------  -------
          approval and need not provide notice to Administrative Agent for the incurrence of a Letter of Credit Obligation if (i) the issuance of such Letter of Credit Obligation would not violate any provision of this Annex B, (ii) the amount of such Letter of Credit Obligation is
               -------
          less than $300,000 and (iii) the aggregate amount of all Letter of Credit Obligations issued in such week is less than $300,000. For administrative purposes, by Monday of the following week, the L/C Issuer shall distribute a summary sheet to Administrative Agent stating the amount requested during such week and the date of all Letter of Credit Obligations issued during such week."

          (o) Paragraph 1(b) of Annex F is hereby amended by deleting the existing language in its entirety and inserting the following in lieu thereof:

          "(b) To the Agents, no later than ten (10) Business Days after the end of each Fiscal Month, a Borrowing Base Certificate with respect to each Borrower as of the close of business on the last day of the immediately preceding Fiscal Month, accompanied by such supporting detail and documentation as shall be requested by Agents in their reasonable discretion; provided, however, that if Net Borrowing
                                 --------  -------
          Availability shall equal an amount less than $25,000,000 for fourteen
          (14) consecutive days or more, Borrowers shall deliver or cause to be delivered, no later than Tuesday of each week or less frequently as may otherwise be requested by Agents, a Borrowing Base Certificate with respect to each Borrower as of the close of business on the immediately preceding Saturday, in each case accompanied by such supporting detail and documentation as shall be requested by Agents in their reasonable discretion, until the earlier of such time as (i) Net Borrowing Availability shall equal an amount greater than $25,000,000 for at least twenty-eight (28) consecutive days or (ii) Agents shall determine otherwise, at which time Borrowers shall deliver a Borrowing Base Certificate solely on a monthly basis as provided in the first clause of this sentence;"

          (p) Paragraph 2 of Annex F is hereby amended by deleting the existing language in its entirety and inserting the following in lieu thereof:

          "2. During any Fiscal Year Borrowers shall pay for all costs and expenses of up to two commercial finance field audits conducted by Agents and at least one limited-scope Inventory appraisal and, if at any time Net Borrowing Availability is less than $35,000,000 for more than ten (10) consecutive days in a Fiscal Month, for the remainder of such Fiscal Year Borrowers shall pay for all costs and expenses of up to one full-scope Inventory appraisal for such Fiscal Year, conducted by an appraiser selected by Agents, each of the foregoing in form and substance satisfactory to Agents."

          SECTION 2.  Conditions to Effectiveness.  This Amendment shall become
                      ---------------------------
effective as of the date hereof when the Agents shall have received (a) counterparts of this Amendment executed by each Borrower, Credit Party, Agent and each Lender or, as to the Lenders, advice satisfactory to the Agents that each Lender has executed this Amendment, (b) an amendment fee equal to 0.15% of the Commitments (i.e., $300,000), to be paid to the Lenders based on their Pro Rata Shares and (c) receipt by the Agents of the amendments to the GE Capital Fee Letter and the FNBB Fee Letter, in form and substance acceptable to GE Capital, and of all fees payable on the effective date hereof as set forth in the amendment to the GE Capital Fee Letter.

          SECTION 3.  Representations and Warranties.  The Borrowers and other
                      ------------------------------
Credit Parties hereby jointly and severally represent and warrant to the Lenders and the Agents as follows:

          (a) After giving effect to this Amendment, each of the representations and warranties in Section 3 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein not prohibited by the Credit Agreement.

          (b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

          (c) The execution, delivery and performance by the Credit Parties of this Amendment have been duly authorized by all necessary or proper corporate action and do not require the consent or approval of any Person which has not been obtained.

          (d) This Amendment has been duly executed and delivered by each Credit Party and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Credit Parties, enforceable against them in accordance with its terms.

          SECTION 4.  Reference to and Effect on the Loan Documents.  (a)  Upon
                      ---------------------------------------------
the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement and the other Loan Documents to "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except to the extent amended hereby, the provisions of the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agents under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 5.  Costs and Expenses.  The Borrowers agree to pay on demand
                      ------------------
all costs, fees and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered pursuant hereto, including the reasonable fees and out-of-pocket expenses of counsel for the Agents with respect thereto.

          SECTION 6.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 7.  Governing Law.  This Amendment shall be governed by and
                      -------------
construed and enforced in accordance with the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

                         BORROWERS:
                         ---------

                         THE BON-TON DEPARTMENT STORES, INC.

                         By:   /s/ H. Todd Dissinger
                              ---------------------------------
                              Name  H. Todd Dissinger
                              Title:  Treasurer

                         THE BON-TON STORES OF LANCASTER, INC.

                         By:   /s/ James H. Baireuther
                              ---------------------------------
                              Name: James H. Baireuther
                              Title:  Sr. Vice President

                         OTHER CREDIT PARTIES:
                         --------------------

                         THE BON-TON STORES, INC.

                         By:   /s/ H. Todd Dissinger
                              ---------------------------------
                              Name: H. Todd Dissinger
                              Title  Treasurer

                         THE BON-TON CORP.

                         By:   /s/ James H. Baireuther
                              ---------------------------------
                              Name: James H. Baireuther
                              Title:  Treasurer

                         THE BON-TON NATIONAL CORP.

                         By:   /s/ James H. Baireuther
                              ---------------------------------
                              Name: James H. Baireuther
                              Title:  Treasurer

                         THE BON-TON TRADE CORP.

                         By:   /s/ James H. Baireuther
                              ---------------------------------
                              Name:  James H. Baireuther
                              Title:  Treasurer


                                         AGENTS AND LENDERS:
                                         ------------------


                                         GENERAL ELECTRIC CAPITAL CORPORATION

Revolving Loan Commitment (including a Swing Line Commitment of $20,000,000):
$48,000,000

                                         By:   /s/ Charles D. Chiodo
                                              ---------------------------------
                                              Name:  Charles D. Chiodo
                                              Title:  Duly Authorized Signatory

                                         BANKBOSTON, N.A.

Revolving Loan Commitment $25,000,000

                                         By:   /s/ Kali A. Ramachandran
                                              ---------------------------------
                                              Name:  Kali A. Ramachandran, CPA
                                              Title:  Vice President

                                         THE CIT GROUP/BUSINESS CREDIT, INC.

Revolving Loan Commitment $25,000,000

                                         By:   /s/ Kevin O'Hara
                                              ---------------------------------
                                              Name:  Kevin O'Hara
                                              Title:  AVP

                                         FIRST UNION NATIONAL BANK, as successor
                                          to CORESTATES BANK, N.A.

Revolving Loan Commitment $25,000,000

                                         By:   /s/ Richard J. Preskenis
                                              ---------------------------------
                                              Name:  Richard J. Preskenis
                                              Title:  Vice President

                                         MANUFACTURERS AND TRADERS TRUST COMPANY

Revolving Loan Commitment $20,000,000

                                         By:   /s/ Christopher Kania
                                              ---------------------------------
                                              Name:  Christopher Kania
                                              Title:  Vice President



                                         FOOTHILL CAPITAL CORPORATION

Revolving Loan Commitment $30,000,000

                                         By:   /s/ Todd W. Colpitts
                                              ---------------------------------
                                              Name:  Todd W. Colpitts
                                              Title:  V.P.

                                         FLEET BUSINESS CREDIT CORPORATION

Revolving Loan Commitment $11,000,000

                                         By:   /s/ Victor Alarcon
                                              --------------------------------
                                              Name:
                                              Title:  Vice President

                                         UNION BANK OF CALIFORNIA, N.A.

Revolving Loan Commitment $16,000,000

                                         By:   /s/ Albert R. Joseph
                                              --------------------------------
                                              Name:  Albert R. Joseph
                                              Title:  Vice President